UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2025

REPLIMUNE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38596	82-2082553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Unicorn Park Drive

Suite 303

Woburn, MA 01801

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 222-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On September 3, 2025, Replimune Group, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 25, 2025.

(b)	The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)	Proposal No. 1 – Election of Class I Directors: The following director nominees were elected to serve as Class I members of the Company’s board of directors, each to serve for a three-year term until the Company’s 2028 Annual Meeting of Stockholders and until his or her respective successor is duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Philip Astley-Sparke	59,951,241	2,536,881	8,133,506
Kapil Dhingra	52,720,755	9,767,367	8,133,506
Christy Oliger	57,753,910	4,734,212	8,133,506
Joseph Slattery	57,055,805	5,432,317	8,133,506
Michael Goller	62,116,691	371,431	8,133,506

(2)	Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm: The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 was ratified.

Votes For	Votes Against	Votes Abstaining
70,375,492	142,326	103,810

(3)	Proposal No. 3 – Say on Pay Proposal: The compensation of the Company’s named executive officers for the fiscal year ended March 31, 2025 was approved on a non-binding advisory basis.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
61,212,356	1,250,054	25,712	8,133,506

(4)	Proposal No. 4 – Approval of an Amendment to the Company’s 2018 Omnibus Incentive Compensation Plan: The proposal to approve an amendment to the Company’s 2018 Omnibus Incentive Compensation Plan was not approved by the Company’s stockholders.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
26,965,226	35,490,941	31,955	8,133,506

Item 7.01	Regulation FD Disclosure.

On September 2, 2025, the Company issued a news release announcing that a Type A meeting with the U.S. Food and Drug Administration (the “FDA”) has been scheduled. A copy of such news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	News Release dated September 2, 2025
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIMUNE GROUP, INC.

Date: September 4, 2025	By:	/s/ Sushil Patel
Sushil Patel
Chief Executive Officer